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                                                                   EXHIBIT 10.II


                           SPECIALITY WARRANTY DEED

STATE OF TEXAS    (S)
                  (S)               KNOW ALL MEN BY THESE PRESENTS:
                  (S)
COUNTY OF DALLAS  (S)


     THAT, COMPUCOM SYSTEMS, INC., a Delaware corporation (the "Grantor"), for and in consideration of the sum of Ten Dollars ($10.00) cash in hand paid by DELAWARE COMP LLC, a limited liability company organized under the laws of Delaware (the "Grantee"), whose mailing address is c/o W.P. Carey & Co., Inc., 50 Rockefeller Plaza, 2nd Floor, New York, New York 10020 and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Grantor, has GRANTED, BARGAINED, SOLD, and CONVEYED, and by these presents does GRANT, BARGAIN, SELL, and CONVEY unto Grantee, the real property more particularly described on Exhibit A attached hereto and
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incorporated herein for all purposes, together with all fixtures and improvements located thereon and appurtenances appertaining thereto, including, but not limited to, all of Grantor's right, title and interest in and to (i) all strips and gores between the land and abutting properties, (ii) any land in the bed of any street, road or avenue, (iii) roads, rights of way and easements, and
(iv) mineral interests of any kind or character (the "Property").

     This conveyance is made by Grantor and accepted by Grantee subject only to those certain title exceptions set forth on Exhibit B attached hereto and made a
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part hereof for all purposes, but only to the extent that such exceptions are valid, existing, and in fact, affect the Property (the "Permitted Exceptions").

     TO HAVE AND TO HOLD the Property together with, all and singular, the rights and appurtenances thereto in anywise belonging, unto Grantee and Grantee's successors and assigns forever, and subject to the Permitted Exceptions, Grantor does hereby bind Grantor and Grantor's successors and assigns to warrant and forever defend all and singular the Property unto the Grantee and Grantee's successors and assigns against every person whomsoever lawfully claiming or to claim the same, or any part thereof, by, through or under Grantor, but not otherwise.

     Executed on the date of the notary certification below to be effective as of March 31, 1999.

                                          GRANTOR:

                                          COMPUCOM SYSTEMS, INC.


                                          By: /s/ Daniel L. Celoni
                                              -----------------------------
                                              Daniel L. Celoni
                                              Vice President, Finance/Treasurer